Exhibit 99.1

THOMSON REUTERS STREETEVENTS EDITEDTRANSCRIPT WOR -Worthington Industries Inc Conference Call to DiscussAmtrol IncAcquisition EVENT DATE/TIME: JUNE 05, 2017 /2:30PM GMT THOMSON REUTERS STREETEVENTS | www.streetevents.com | ContactUs ©2017 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

JUNE 05, 2017 / 2:30PM, WOR - Worthington Industries Inc Conference Call to Discuss Amtrol Inc Acquisition

CORPORATE PARTICIPANTS

B. Andrew Rose *Worthington Industries, Inc. - CFO and EVP*

Catherine Mayne Lyttle *Worthington Industries, Inc. - VP of Communications & IR*

Geoffrey G. Gilmore *Worthington Industries, Inc. - President of Worthington Cylinder Corporation*

CONFERENCE CALL PARTICIPANTS

John Charles Tumazos *John Tumazos Very Independent Research, LLC - President and CEO*

Tyler Lange Kenyon *KeyBanc Capital Markets Inc., Research Division - Associate*

PRESENTATION

Operator

Good morning, and welcome to the Worthington Industries call to discuss Friday's announced acquisition of Amtrol. (Operator Instructions) This conference is being recorded at the request of Worthington Industries. If anyone objects, you may disconnect at this time.

I'd like to introduce Ms. Cathy Lyttle, Vice President of Corporate Communications and Investor Relations. Ms. Lyttle, you may begin.

Catherine Mayne Lyttle - *Worthington Industries, Inc. - VP of Communications & IR*

Thank you, and good morning. Welcome to our conference call with regard to Amtrol.

This is a reminder that certain statements we make today are forward-looking within the meaning of the 1995 Private Securities Litigation Reform Act. These statements are subject to risks and uncertainties and could cause actual results to differ from those suggested.

Our news release detailing the Amtrol acquisition went out on Friday morning, and we also provided an investor PowerPoint with additional details. You can review both of them on our website for more detail on those factors that could cause actual results to differ materially. We are recording this call and will be made available later at worthingtonindustries.com.

With me today on the call are our CFO and Executive Vice President, Andy Rose; and Geoff Gilmore, President of the Pressure Cylinders business. Andy will provide some opening comments before we open it up to your questions. Andy?

B. Andrew Rose - *Worthington Industries, Inc. - CFO and EVP*

Thanks, Cathy. Good morning, everyone. I'm going to use the document that Cathy referenced, Worthington's acquisition of Amtrol that was posted to our website last week as a basis if you'd like to follow along for some opening comments.

On Friday, June 2, Worthington acquired Amtrol, a leading manufacturer of pressure cylinders for water systems, plumbing and heating, ventilation and air-conditioning and gas storage. The approximate purchase price was $283 million and was funded primarily by cash on our balance sheet of roughly $250 million and a $35 million draw on our line of credit.

Amtrol in 2016 generated just under $250 million of revenue and $38.5 million of adjusted EBITDA. The business has 3 manufacturing facilities in North America located in Rhode Island, Maryland and Kentucky, with approximately 500 employees. And then the business has one manufacturing facility in Portugal with approximately 800 employees. Worthington expects the transaction to be accretive to earnings in our fiscal 2018, which began on June 1.

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JUNE 05, 2017 / 2:30PM, WOR - Worthington Industries Inc Conference Call to Discuss Amtrol Inc Acquisition

The business of Amtrol strengthens primarily our Industrial Gas and Consumer Products Pressure Cylinders businesses. The two businesses are primarily 50% water end market and 50% industrial. Both of those businesses are leaders in their respective markets. We're also combining the two leading players in the North American refrigerant market in Worthington and Amtrol. And then finally, with the water business, we're adding a stable water tank product line that will help strengthen our wholesale and retail Consumer Products business.

Moving on to Page 3, just a couple of comments here. Worthington, as of our fiscal third quarter ended February, had adjusted trailing EBITDA of about $400 million. With the addition of Amtrol, that adds about 10% to our EBITDA. And with the purchase price being primarily funded by idle cash on our balance sheet, we will actually reduce the overall leverage of the company.

On Page 4, there is a breakdown of the two primary product lines here: Industrial Products and Consumer Products. I'll just point out a couple of things on this page. The first being that the Industrial Product line has about $127 million of revenue for calendar 2016 and Consumer Product line has about $121 million of revenue, which is primarily composed of the water product lines. The nice thing about this acquisition, it is very close to our core. The businesses have very similar manufacturing processes. When you compare Worthington and Amtrol, they sell their products through the same sales channels, be it the large industrial gas majors or refrigerant buyers on the industrial side or through big-box retail and the wholesale plumbing channel on the Consumer Products side. And interestingly, in many cases, we also have the same end users of both products.

On Page 5, there's a facility overview. As you can see here, the footprint of both companies is complementary. Worthington operates its Industrial Gas businesses and Consumer Products businesses in Columbus, Ohio, in Portugal and Austria. Amtrol operates those same businesses in Rhode Island and Kentucky primarily in the U.S. and in Portugal in Europe. There's significant opportunities here to optimize production. We will roll out our Transformation 2.0 playbook over time, focusing on commercial, supply chain and operations efficiencies, and there will certainly be an opportunity to best practice both the good things that happened at Worthington and at Amtrol.

On Page 6, I'm not going to spend a lot of time on this page, but just to highlight, you see, sort of the 3 pillars of Worthington's strategy, our acquisition, transformation and innovation. Obviously, this is an acquisition that we feel very good about because it's right in our core. But there are also significant opportunities to leverage our Transformation playbook at Amtrol. And then finally, one of the nice things about Amtrol is our focus on innovation at Worthington that started a handful of years ago really will get an additional lift because Amtrol has a long history and a strong new product development effort, and they actually have some terrific products that have been developed recently that we see expanded potential for.

On Page 7 is our summary of the investment thesis for Amtrol. As I mentioned earlier, it lines up very well with our acquisition strategy. It's an opportunity to utilize available cash in a highly accretive manner. It fits with our strategy to leverage M&A. It's a fair price for an acquisition when you factor in $6 million to $8 million of estimated synergies. We think it's a very good price. And also important, it strengthens our market presence both in the industrial and the consumer products arenas.

With that, I will close my opening comments and pass it over to Geoff Gilmore, and he's going to give a few comments of his own.

Geoffrey G. Gilmore - *Worthington Industries, Inc. - President of Worthington Cylinder Corporation*

Thanks, Andy. Just a few quick comments here. First, I'm obviously very excited about the acquisition, which is my first as the -- in my new role as the President of Pressure Cylinders, and the rest of the team is quite excited as well. As Andy said, I mean, this, I guess, reminds me very much of the acquisitions I was involved with in my former job as President of Steel. And it aligns very well with our core competencies, whether that's manufacturing or even how we serve the customer and the customer overlap, specifically wholesale, refrigerant and retail customers.

The other thing exciting about this is expanding our product offering in the existing channels. Specifically wholesale and retail, where we're now going to include well water and expansion tanks. And then the excitement of extending our reach into Europe as Amtrol is the leader in LPG in Europe, so another very exciting piece of the acquisition. And then Andy also mentioned there's a lot of obvious synergies and we think this is highly synergistic. But what they've done with innovation and new product development over the last 5 years is very impressive to us, so that's something that we're going to learn a lot about and be able to leverage, we think, in some of our other businesses.

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JUNE 05, 2017 / 2:30PM, WOR - Worthington Industries Inc Conference Call to Discuss Amtrol Inc Acquisition

And back to the synergies. Again, so similar to what we did at steel. I think we're really able to understand this business, the assumptions that we built up and where we have the best opportunities and then, I guess, most importantly, have the confidence that we're going to be able to execute. And then lastly, just like cylinders, the business today, Worthington cylinders, Amtrol has been the leader in all their businesses, whether that be well water and expansion tanks as well as the LPG side. And then recently, this Friday, as the announcement came out, I think worth noting -- I talked about our excitement. I think we saw equal excitement from the Amtrol facilities. I personally was at Rhode Island at their headquarters. But we had representatives and individuals at the facility in Portugal, Paducah, Kentucky, Baltimore, Maryland, so all the locations, and were met with equal excitement. And in fact, got standing ovations after all the introductory comments. So I think you've got two companies very excited. They performed extremely well in their markets, and we're really looking at this as more of a merger of equals. These aren't distressed assets. It's a high-performing organization with great people, and we're really looking forward to getting in and learning and bringing the best of both companies into one. Thank you.

Catherine Mayne Lyttle - *Worthington Industries, Inc. - VP of Communications & IR*

So with that, we would love to be able to open it up for your questions.

QUESTIONS AND ANSWERS

Operator

(Operator Instructions) And we will go to the line of Tyler Kenyon with KeyBanc Capital.

Tyler Lange Kenyon - *KeyBanc Capital Markets Inc., Research Division - Associate*

Just congratulations, by the way. But just to start off here, any sense you can provide us as to what the top line has looked like for this business and kind of what the margin trend has been over the last 5 years or so?

B. Andrew Rose - *Worthington Industries, Inc. - CFO and EVP*

In terms of growth? Is that the question, Tyler?

Tyler Lange Kenyon - *KeyBanc Capital Markets Inc., Research Division - Associate*

Yes. Just in terms of, yes, the revenue trajectory over the last couple of years and just the margin trend as well and just how we should be thinking about kind of the growth of both the industrial side of this business and the consumer side moving forward.

B. Andrew Rose - *Worthington Industries, Inc. - CFO and EVP*

Yes. I mean, it's going to follow -- the top line is going to follow really the businesses that we currently have. So Industrial Gas, what I've always said is it's kind of going to follow GDP. And then with Consumer Products, I think their business is no different than ours, which is probably mid-single digits with the potential for higher from new product development introductions. And they have -- in particular in Europe with at least one new product, have a little bit higher growth than that over the last couple of years. But I think, generally speaking, this one, it's probably kind of low to mid-single digits overall is what you would expect.

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JUNE 05, 2017 / 2:30PM, WOR - Worthington Industries Inc Conference Call to Discuss Amtrol Inc Acquisition

Tyler Lange Kenyon - *KeyBanc Capital Markets Inc., Research Division - Associate*

Okay. Appreciate that. And I know you touched on it a little bit there, but just wanted to hear a little bit about some of the opportunity from just some of the new product introductions and some of the work that's been done over the last couple of years there at Amtrol. I think particularly you mentioned a composite high-pressure industrial gas cylinder. Any way to think about the progress of those new products kind of entering into the market and kind of what the opportunities are there?

B. Andrew Rose - *Worthington Industries, Inc. - CFO and EVP*

I may pass this one to Geoff and let him sort of give you some color. I don't want him to give away all of his secret sauce, though. So go ahead, Geoff.

Geoffrey G. Gilmore - *Worthington Industries, Inc. - President of Worthington Cylinder Corporation*

Not a problem. I think at a very higher level, let me break this up into 2 pieces. Let's first talk water and talk more specifically North America. I think what they've done very good here is continuing with product enhancements. So they're introducing same product with a specific enhancement every couple years. And they've really done a nice job, I think, working close and getting voice of customer, information, to understand those needs to continue to bring these enhancements to market. And that's been a very good job to keep them quite competitive in the marketplace. And in addition to that, they do a very good job as they roll out these product enhancements or new products with branding. I think they've avoided channel conflict and have done a nice job really introducing new products but keeping the separation to avoid cannibalization in some cases. So that's how I look at the water piece. And I think there's still great opportunity for that and, again, for us to learn from what they're doing and apply that to some of our other SBUs. Now when I look at Europe and I look more at LPG, different -- some different market concepts and go-to-market strategies. I think they're a little bit closer to the end consumer and some of the needs there, but they've done a new -- a good job developing and introducing Type III-type products, hopefully Type IV in the future, again, really meeting customer needs. Some of this has been supported certainly by more favorable regulations in some countries. But it starts there. I think what we get most excited about is, where it starts with the regulation, now you get the consumer, and I'm talking the true end customer that really likes the products and it's starting to drive some of their growth going forward, we hope.

Operator

(Operator Instructions) And we will go to the line of John Tumazos with John Tumazos Very Independent Research.

John Charles Tumazos - *John Tumazos Very Independent Research, LLC - President and CEO*

Does Amtrol possess any technologies or particular know-how that Worthington didn't already have, for example, in refrigerant markets?

Geoffrey G. Gilmore - *Worthington Industries, Inc. - President of Worthington Cylinder Corporation*

Andy, you want me to answer that, is that fine?

B. Andrew Rose - *Worthington Industries, Inc. - CFO and EVP*

Sure.

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JUNE 05, 2017 / 2:30PM, WOR - Worthington Industries Inc Conference Call to Discuss Amtrol Inc Acquisition

Geoffrey G. Gilmore - *Worthington Industries, Inc. - President of Worthington Cylinder Corporation*

John, I don't think so. I don't think there's any type of technology or specific know-how. I think from how you're asking that question, I think where they may differ from us and specifically -- and what they've done with water and LPG, it's a more disciplined processes. We're doing some really nice things here at Worthington on innovation and new product development, as you know. I just think that they were a bit ahead of the curve with the discipline and some of the relationships they've built up here recently with the customers based on innovation. And that's the know-how, I think, we're really going to be able to adopt and get some best practices from.

John Charles Tumazos - *John Tumazos Very Independent Research, LLC - President and CEO*

Andy, is it okay to ask a general Worthington question on this call?

B. Andrew Rose - *Worthington Industries, Inc. - CFO and EVP*

Sure.

John Charles Tumazos - *John Tumazos Very Independent Research, LLC - President and CEO*

I'm not really concerned so much about the short term, like the current quarter. Given the pro-business, pro-job creation demeanor of the current federal government or at least attempted demeanor, do you see your customers being more willing to invest more confident holding inventory? Do you see any benefits to Worthington's business from potentially more favorable regulatory climate?

B. Andrew Rose - *Worthington Industries, Inc. - CFO and EVP*

Yes. I mean, I think certainly less regulation is certainly going to be good for us. I mean, the one nice thing, which I'm going to go back to maybe the acquisition a little bit, which is Worthington, generally, as you know, is primarily a North American-centric manufacturer. Most of our other operations outside the U.S. are in Europe. We do have a few scattered around various other continents. But I think the tone and certainly the intent of this administration is to strengthen U.S. manufacturing, and so that's going to be good for us. And I would say this acquisition fits right into that. Now this one is sort of half Europe, half U.S. But the products are certainly available for sale globally, and hopefully that is a benefit to us.

John Charles Tumazos - *John Tumazos Very Independent Research, LLC - President and CEO*

Are there any specific examples of your customers that have expanded factories or made capital investments in the last six months that you think are due to regulatory changes?

B. Andrew Rose - *Worthington Industries, Inc. - CFO and EVP*

It's hard to say. Certainly, you've read about some in the press around automotive, where decisions have been made either not to invest internationally or to invest more domestically. It's hard for me to say with certainty whether those things are -- were intended to be that way initially or just it was sort of consistent with the current thinking of the administration, so it's a convenient story line. So it's hard for me to say. But I certainly think as long as our current administration is in place, the stars will align for more domestic investment.

John Charles Tumazos - *John Tumazos Very Independent Research, LLC - President and CEO*

Do you have any customers that are uncomfortable if the price of steel is $50 or $100 higher in the U.S. than overseas because of trade protection?

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JUNE 05, 2017 / 2:30PM, WOR - Worthington Industries Inc Conference Call to Discuss Amtrol Inc Acquisition

B. Andrew Rose - *Worthington Industries, Inc. - CFO and EVP*

Yes, that's probably a bridge too far for me to answer from...

John Charles Tumazos - *John Tumazos Very Independent Research, LLC - President and CEO*

You're not worried about losing any customers because of that?

B. Andrew Rose - *Worthington Industries, Inc. - CFO and EVP*

Because of the discrepancy in steel prices?

John Charles Tumazos - *John Tumazos Very Independent Research, LLC - President and CEO*

If the U.S. has a price premium, yes.

B. Andrew Rose - *Worthington Industries, Inc. - CFO and EVP*

I don't think in our Steel Processing business that's the case. I just think the supply chain benefits locally are much better. So anyway, I don't want to go too far down the path, John, of talking general Worthington here.

Operator

(Operator Instructions)

Catherine Mayne Lyttle - *Worthington Industries, Inc. - VP of Communications & IR*

And hearing none, I think we will let everybody go and say thank you for joining us on the call. We look forward to speaking with you later this month, June 29, for our fourth quarter earnings call. Have a great week.

Operator

Thank you. And ladies and gentlemen, that does conclude your conference call for today. Thank you for your participation and for using AT&T Executive TeleConference Service. You may now disconnect.

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JUNE 05, 2017 / 2:30PM, WOR - Worthington Industries Inc Conference Call to Discuss Amtrol Inc Acquisition

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